UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Industrial Way, Eatontown, NJ	07224
(Address of principal executive offices)	(Zip Code)

(732) 389-0355

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On November 30, 2007, EMRISE Corporation (the “Company”) and certain of its subsidiaries (collectively with the Company’s subsidiaries that later became party to the agreement pursuant to that certain Amendment Number 1 to Loan Documents dated August 20, 2008, the “Borrowers”) entered into a Credit Agreement with GVEC Resource IV Inc. (the “Lender”), an affiliate of Private Equity Management Group LLC, which Credit Agreement has been amended by that certain Amendment Number 1 to Loan Documents, dated August 20, 2008, that certain Amendment Number 2 to Loan Documents, dated February 12, 2009, that certain Forbearance Agreement and Amendment Number 3 to Loan Documents, dated March 20, 2009 and amended by that certain Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents dated April 9, 2009, that certain Amendment Number 4 to Loan Documents, dated April 14, 2009, that certain Amendment Number 5 to Loan Documents, dated August 14, 2009, that certain Amendment Number 6 to Loan Documents, dated November 3, 2009, and that certain Amendment Number 7 to Loan Documents, dated November 13, 2009 (as amended, the “Credit Agreement”).

On December 31, 2009, the Company reported in a filing with the Securities and Exchange Commission that the Borrowers and the Lender had entered into a short-term forbearance agreement on December 30, 2009, whereby the Lender had agreed, among other things, to not exercise remedies with respect to any default of the financial covenants as currently in effect under the Credit Agreement until and through January 15, 2010.  On January 15, 2010, the parties agreed to extend the term of such short-term forbearance agreement until and through January 25, 2010 and to continue to negotiate the terms of a longer forbearance period during such time, contingent upon no additional events of default occurring under the Credit Agreement.  There can be no assurance that the parties will reach a satisfactory agreement.

Item 9.01                                             Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated January 15, 2010 announcing that EMRISE Corporation has extended an existing short term forbearance agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2010		EMRISE CORPORATION

	By:	/s/ D. John Donovan
D. John Donovan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 15, 2010 announcing that EMRISE Corporation has extended an existing short term forbearance agreement.